UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported) May 26, 2005 (May 20, 2005)

Cendant Corporation
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-10308 (Commission File No.)	06-0918165 (I.R.S. Employer Identification Number)
9 West 57th Street New York, NY (Address of principal executive office)		10019 (Zip Code)

Registrant's telephone number, including area code  (212) 413-1800

None
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On May 20, 2005, our Budget Rent A Car System, Inc. subsidiary entered into six separate sale/leaseback transactions with different institutional investors as lessors, pursuant to which Budget sold and leased back new gas and diesel engine trucks having an aggregate purchase price, including transaction costs, of $77,676,100. Budget entered into similar sale/leaseback transactions with six different institutional investors on March 30, 2005 relating to vehicles having an aggregate purchase price, including transaction costs, of $88,280,641, making the aggregate purchase price, including transaction costs, of these similar transactions completed during 2005 $165,956,741. During 2004, Budget entered into similar sale/leaseback transactions with fourteen different institutional investors relating to vehicles having an aggregate purchase price, including transaction costs, of $243,612,564. Pursuant to these transactions, ownership of the subject vehicles has been transferred to the lessors and leased to Budget for base lease periods of 42 months, in the case of gas engine vehicles, and 54 months, in the case of diesel engine vehicles. Budget has the option to renew the leases in respect of any vehicle for a renewal period of 12 months.

Budget may be obligated to make stipulated termination payments if certain casualty or similar events occur with respect to one or more of the vehicles or if certain events of default occur under the leases. Events of default include failure to make payments under the leases within agreed grace periods, bankruptcy events with respect to Budget or Cendant and failure on the part of Budget or Cendant to comply with covenants contained in the lease documents, including covenants to maintain insurance and regarding permitted mergers or sales of assets. Cendant has guaranteed the obligations of Budget under the lease documents.

A copy of the forms of Participation Agreement, Lease and Guaranty executed in connection with the foregoing transactions are attached as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3 respectively, and incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information described above under “Item 1.01 Entry into a Material Definitive Agreement” is hereby incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits

10.1	Form of Participation Agreement

10.2	Form of Lease

10.3	Form of Guaranty

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENDANT CORPORATION

By:	/s/ Eric J. Bock
Eric J. Bock Executive Vice President, Law and Corporate Secretary

Date: May 26, 2005

CENDANT CORPORATION
CURRENT REPORT ON FORM 8-K
Report Dated May 26, 2005 (May 20, 2005)

EXHIBIT INDEX

10.1	Form of Participation Agreement

10.2	Form of Lease

10.3	Form of Guaranty